Global Structured Finance                                            147 records
                                     BAFC 2003-3             Balance: 68,832,667
                                  15 Yr Fixed Rate            Sep 15, 2003 15:42

--------------------------------------------------------------
                      Number         Aggregate         Percent
                          of           Current        of Loans
                    Mortgage         Principal    by Principal
State                  Loans           Balance         Balance
--------------------------------------------------------------
Arizona                    7      $ 3,406,280.            4.95%
California                95       44,720,858.           64.97
Colorado                   3        1,366,516.            1.99
Florida                    1          346,136.            0.50
Idaho                      1          531,984.            0.77
Illinois                   1          494,480.            0.72
Maryland                   4        2,065,556.            3.00
Massachusetts              2          761,939.            1.11
Minnesota                  1          568,933.            0.83
Nevada                     1          497,631.            0.72
New Jersey                 5        2,413,308.            3.51
Oregon                    10        4,711,417.            6.84
Pennsylvania               1          471,789.            0.69
Texas                      1          383,465.            0.56
Utah                       2          751,216.            1.09
Virginia                   3        1,444,870.            2.10
Washington                 9        3,896,291.            5.66
--------------------------------------------------------------
Total:                   147      $68,832,667.          100.00%
--------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Banc of America Securities LLC

Global Structured Finance                                      Sep 9, 2003 13:23

                                   BAFC 2003-3
                                30 Yr Fixed Rate
                            Collateral Summary Report

-----------------------------------
General Pool Characteristics
-----------------------------------

Pool Size: $68,832,666.92
Loan Count: 147
Cutoff Date: 2003-09-01
Avg. Loan Balance: $468,249.43
Avg. Orig. Balance: $474,118.98
W.A. FICO*: 752
W.A. Orig. LTV: 59.09%
W.A. Cut-Off LTV: 58.37%
W.A. Gross Coupon: 5.1908%
W.A. Net Coupon: 4.8908%
W.A. Servicing Fee: 0.2500%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 177 months
W.A. Age: 3 months
% over 80 LTV: 0.00%
% with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 58.37%
% with Prepay Penalty:0.00%
Max. Zipcode Conc.: 2.86%
-----------------------------------
* FICO not available for 0 loans, or
0.0% of the aggregate pool balance.
-----------------------------------

-----------------------------------
Original Balance           Percent
-----------------------------------
300,001 - 350,000             6.40%
350,001 - 400,000            15.26
400,001 - 450,000            22.05
450,001 - 500,000            19.25
500,001 - 550,000            10.51
550,001 - 600,000             9.10
600,001 - 650,000             7.31
650,001 - 700,000             3.95
750,001 - 800,000             1.08
800,001 - 850,000             1.22
850,001 - 900,000             1.22
900,001 - 950,000             2.63
-----------------------------------
Total:                      100.00%
-----------------------------------
Average: $474,118.98
Lowest: $339,000.00
Highest: $924,000.00
-----------------------------------

-----------------------------------
Current Balance            Percent
-----------------------------------
300,001 - 350,000             6.40%
350,001 - 400,000            16.41
400,001 - 450,000            21.55
450,001 - 500,000            20.05
500,001 - 550,000            11.45
550,001 - 600,000             6.72
600,001 - 650,000             7.31
650,001 - 700,000             3.95
700,001 - 750,000             1.08
800,001 - 850,000             2.44
850,001 - 900,000             1.30
900,001 - 950,000             1.33
-----------------------------------
Total:                      100.00%
-----------------------------------
Average: $468,249.43
Lowest: $330,512.40
Highest: $913,799.51
-----------------------------------

-----------------------------------
Lien Position              Percent
-----------------------------------
1                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Coupon                     Percent
-----------------------------------
4.625                         1.66%
4.750                         4.51
4.875                        10.03
5.000                        14.55
5.125                        14.31
5.250                        22.78
5.375                        16.67
5.500                        11.28
5.625                         3.55
5.750                         0.66
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 5.191
Lowest: 4.625
Highest: 5.750
-----------------------------------

-----------------------------------
Credit Score               Percent
-----------------------------------
800 - 824                     2.79%
775 - 799                    26.40
750 - 774                    34.18
725 - 749                    14.66
700 - 724                    13.96
675 - 699                     5.61
650 - 674                     2.39
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 752
Lowest: 660
Highest: 812
-----------------------------------

-----------------------------------
Product Type               Percent
-----------------------------------
15 YR FIXED                 100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Index                      Percent
-----------------------------------
FIX                         100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Loan Purpose               Percent
-----------------------------------
Refinance-Rate/Term          70.34%
Refinance-Cashout            24.57
Purchase                      5.09
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Property Type              Percent
-----------------------------------
SFR                          73.74%
PUD                          24.94
Condo                         1.32
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
State                      Percent
-----------------------------------
California                   64.97%
Oregon                        6.84
Washington                    5.66
Arizona                       4.95
New Jersey                    3.51
Other                        14.07
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
MSA Name                   Percent
-----------------------------------
Los Angeles, CA              24.28%
San Francisco, CA            23.88
Sacramento, CA                7.63
San Diego, CA                 7.55
Seattle, WA                   5.66
Washington, DC                5.10
Portland, OR                  3.83
New York, NY                  3.51
Phoenix, AZ                   3.28
No MSA                        2.76
Tucson, AZ                    1.67
Denver, CO                    1.27
Medford, OR                   1.21
Boston, MA                    1.11
Salt Lake City, UT            1.09
Other                         6.18
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Zip Code                   Percent
-----------------------------------
92130                         2.86%
95746                         2.55
90275                         2.37
94566                         1.83
85718                         1.67
Other                        88.73
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Occupancy Status           Percent
-----------------------------------
Primary                      96.00%
Secondary                     4.00
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Documentation              Percent
-----------------------------------
Alternative                  94.33%
Full                          3.66
Limited                       1.37
Stated                        0.64
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Original LTV               Percent
-----------------------------------
20.1 - 25.0                   3.02%
25.1 - 30.0                   1.14
30.1 - 35.0                   6.02
35.1 - 40.0                   4.31
40.1 - 45.0                   4.73
45.1 - 50.0                   9.65
50.1 - 55.0                   7.08
55.1 - 60.0                   4.96
60.1 - 65.0                  18.44
65.1 - 70.0                  12.73
70.1 - 75.0                  15.77
75.1 - 80.0                  12.15
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 59.09%
Lowest: 20.38%
Highest: 80.00%
-----------------------------------

-----------------------------------
Current LTV                Percent
-----------------------------------
15.1 - 20.0                   0.75%
20.1 - 25.0                   2.27
25.1 - 30.0                   2.53
30.1 - 35.0                   4.63
35.1 - 40.0                   4.31
40.1 - 45.0                   4.73
45.1 - 50.0                  10.16
50.1 - 55.0                   7.23
55.1 - 60.0                   6.23
60.1 - 65.0                  18.57
65.1 - 70.0                  13.20
70.1 - 75.0                  15.43
75.1 - 80.0                   9.94
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 58.37%
Lowest: 19.95%
Highest: 79.70%
-----------------------------------

-----------------------------------
MI Provider                Percent
-----------------------------------
NONE                        100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Prepay Flag                Percent
-----------------------------------
N                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

-----------------------------------
Delinquency*               Percent
-----------------------------------
0-29 days                   100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------
* OTS method
-----------------------------------

-----------------------------------
Original Term              Percent
-----------------------------------
180                         100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months
-----------------------------------

-----------------------------------
Remaining Term             Percent
-----------------------------------
169 - 174                     9.16%
175 - 180                    90.84
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 177.1 months
Lowest: 173 months
Highest: 180 months
-----------------------------------

-----------------------------------
Loan Age                   Percent
-----------------------------------
0                             0.54%
1 - 6                        97.22
7 - 12                        2.24
-----------------------------------
Total:                      100.00%
-----------------------------------
W.A.: 2.9 months
Lowest: 0 months
Highest: 7 months
-----------------------------------

-----------------------------------
Originator                 Percent
-----------------------------------
LOANCITY                     95.70%
SIB                           4.30
-----------------------------------
Total:                      100.00%
-----------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1

Global Structured Finance                                 Sep 9, 2003 13:22

                                   BAFC 2003-3
                                30 Yr Fixed Rate
                            Collateral Summary Report
----------------------------------
General Pool Characteristics
----------------------------------
Pool Size: $570,590,762.84
Loan Count: 1,252
Cutoff Date: 2003-09-01
Avg. Loan Balance: $455,743.42
Avg. Orig. Balance: $457,422.25
W.A. FICO*: 745
W.A. Orig. LTV: 67.70%
W.A. Cut-Off LTV: 67.46%
W.A. Gross Coupon: 5.6792%
W.A. Net Coupon: 5.3865%
W.A. Servicing Fee: 0.2500%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 3 months
% over 80 LTV: 1.10%
% with PMI: 1.10%
W.A. MI Coverage: 25.72%
W.A. MI Adjusted LTV: 67.20%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 0.90%
----------------------------------
* FICO not available for 0
loans, or 0.0% of the
aggregate pool balance.
----------------------------------

----------------------------------
Original Balance          Percent
----------------------------------
300,001 - 350,000            6.75%
350,001 - 400,000           23.42
400,001 - 450,000           19.34
450,001 - 500,000           17.41
500,001 - 550,000           11.73
550,001 - 600,000            6.63
600,001 - 650,000            8.86
650,001 - 700,000            0.71
700,001 - 750,000            1.55
750,001 - 800,000            0.41
800,001 - 850,000            1.16
850,001 - 900,000            0.30
950,001 - 1,000,000          1.73
----------------------------------
Total:                     100.00%
----------------------------------
Average: $457,422.25
Lowest: $322,800.00
Highest: $1,000,000.00
----------------------------------

----------------------------------
Current Balance           Percent
----------------------------------
300,001 - 350,000            7.18%
350,001 - 400,000           23.48
400,001 - 450,000           19.16
450,001 - 500,000           17.44
500,001 - 550,000           11.58
550,001 - 600,000            6.65
600,001 - 650,000            8.65
650,001 - 700,000            0.71
700,001 - 750,000            1.55
750,001 - 800,000            0.41
800,001 - 850,000            1.16
850,001 - 900,000            0.30
950,001 - 1,000,000          1.73
----------------------------------
Total:                     100.00%
----------------------------------
Average: $455,743.42
Lowest: $321,247.94
Highest: $996,777.76
----------------------------------

----------------------------------
Lien Position             Percent
----------------------------------
1                          100.00%
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Coupon                    Percent
----------------------------------
4.750                        0.08%
5.000                        0.22
5.125                        0.86
5.250                        5.12
5.375                       12.69
5.500                       17.34
5.625                       14.84
5.750                       19.56
5.875                       14.39
6.000                        7.62
6.125                        3.69
6.250                        2.13
6.375                        0.77
6.500                        0.38
6.625                        0.33
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 5.679
Lowest: 4.750
Highest: 6.625
----------------------------------

----------------------------------
Credit Score              Percent
----------------------------------
800 - 824                    2.91%
775 - 799                   24.91
750 - 774                   24.78
725 - 749                   18.95
700 - 724                   13.37
675 - 699                    9.06
650 - 674                    4.29
625 - 649                    1.63
600 - 624                    0.11
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 745
Lowest: 620
Highest: 819
----------------------------------

----------------------------------
Product Type              Percent
----------------------------------
30 YR FIXED                 98.49%
29 YR FIXED                  0.93
25 YR FIXED                  0.28
20 YR FIXED                  0.21
28 YR FIXED                  0.10
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Index                     Percent
----------------------------------
FIX                        100.00%
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Loan Purpose              Percent
----------------------------------
Refinance-Rate/Term         60.22%
Purchase                    24.97
Refinance-Cashout           14.80
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Property Type             Percent
----------------------------------
SFR                         79.19%
PUD Detached                11.60
PUD                          5.49
Condo - Low                  2.06
PUD Attached                 1.15
Condo - High                 0.28
2-Family                     0.17
Condo                        0.06
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
State                     Percent
----------------------------------
California                  46.39%
Virginia                     8.57
Maryland                     5.33
Florida                      4.82
Washington                   3.35
Other                       31.54
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
MSA Name                  Percent
----------------------------------
San Francisco, CA           23.84%
Los Angeles, CA             13.19
Washington, DC              11.73
San Diego, CA                6.48
Seattle, WA                  3.06
No MSA                       2.92
New York, NY                 2.89
Boston, MA                   2.53
Atlanta, GA                  2.23
Chicago, IL                  2.13
Denver, CO                   1.91
St. Louis, MO                1.56
Sacramento, CA               1.55
Phoenix, AZ                  1.34
New Haven, CT                1.33
Other                       21.31
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Zip Code                  Percent
----------------------------------
95120                        0.90%
92130                        0.77
20854                        0.65
20176                        0.57
94549                        0.57
Other                       96.54
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Occupancy Status          Percent
----------------------------------
Primary                     97.89%
Secondary                    2.11
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Documentation             Percent
----------------------------------
Full                        61.58%
Alternative                 27.67
Limited                      9.93
Stated                       0.83
Total:                     100.00%
----------------------------------

----------------------------------
Original LTV              Percent
----------------------------------
15.1 - 20.0                  0.23%
20.1 - 25.0                  0.23
25.1 - 30.0                  0.47
30.1 - 35.0                  1.31
35.1 - 40.0                  2.26
40.1 - 45.0                  2.97
45.1 - 50.0                  3.78
50.1 - 55.0                  4.59
55.1 - 60.0                  8.26
60.1 - 65.0                  9.12
65.1 - 70.0                 15.60
70.1 - 75.0                 16.66
75.1 - 80.0                 33.42
80.1 - 85.0                  0.07
85.1 - 90.0                  0.71
90.1 - 95.0                  0.33
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 67.70%
Lowest: 16.67%
Highest: 95.00%
----------------------------------

----------------------------------
Current LTV               Percent
----------------------------------
15.1 - 20.0                  0.23%
20.1 - 25.0                  0.23
25.1 - 30.0                  0.47
30.1 - 35.0                  1.49
35.1 - 40.0                  2.22
40.1 - 45.0                  2.89
45.1 - 50.0                  3.71
50.1 - 55.0                  4.94
55.1 - 60.0                  8.27
60.1 - 65.0                  9.37
65.1 - 70.0                 15.46
70.1 - 75.0                 16.42
75.1 - 80.0                 33.18
80.1 - 85.0                  0.07
85.1 - 90.0                  0.71
90.1 - 95.0                  0.33
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 67.46%
Lowest: 16.61%
Highest: 94.81%
----------------------------------

----------------------------------
MI Provider               Percent
----------------------------------
NONE                        98.90%
PMIC                         0.43
GEMIC                        0.34
UGIC                         0.19
RGIC                         0.07
RMIC                         0.06
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Prepay Flag               Percent
----------------------------------
N                          100.00%
----------------------------------
Total:                     100.00%
----------------------------------

----------------------------------
Delinquency*              Percent
----------------------------------
0-29 days                  100.00%
----------------------------------
Total:                     100.00%
----------------------------------
* OTS method
----------------------------------

----------------------------------
Original Term             Percent
----------------------------------
240                          0.21%
300                          0.28
338                          0.10
344                          0.21
345                          0.09
346                          0.08
348                          0.15
349                          0.20
350                          0.14
351                          0.06
360                         98.49
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 359.4 months
Lowest: 240 months
Highest: 360 months
----------------------------------

----------------------------------
Remaining Term            Percent
----------------------------------
235 - 240                    0.21%
295 - 300                    0.28
331 - 336                    0.10
337 - 342                    0.38
343 - 348                    0.55
349 - 354                    4.07
355 - 360                   94.42
----------------------------------
Total:                     100.00%
----------------------------------
W.A.: 356.8 months
Lowest: 237 months
Highest: 360 months
----------------------------------

----------------------------------
Loan Age                  Percent
----------------------------------
0                            0.88%
1 - 6                       96.06
7 - 12                       3.05
----------------------------------
Total:                     100.00%
----------------------------------
W.A.:    2.6 months
Lowest:  0 months
Highest: 10 months
----------------------------------

----------------------------------
Originator                Percent
----------------------------------
LOANCITY                    17.17%
SIB                          0.54
SUNTRUST                    73.38
WACHOVIA                     8.91
----------------------------------
Total:                     100.00%
----------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                       Page 1 of 1